UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2003

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

        Riverside, California - December 19, 2003 - Provident Financial Holdings, Inc. ("Corporation"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B., announced that the Corporation's Board of Directors has declared a 3-for-2 split of the Corporation's outstanding shares of Common Stock which will be in the form of a 50 percent stock dividend. Shareholders of record at the close of business on January 15, 2004 will receive one additional share of Common Stock for every two shares owned on that date. The additional shares will be distributed on February 2, 2004, and cash will be paid in lieu of any fractional shares.

        The Corporation also announced that the Board of Directors declared a quarterly cash dividend of $0.10 per share on the Company's post-split outstanding shares of Common Stock, effectively increasing the cash dividend by fifty percent. Shareholders of record at the close of business on January 20, 2004 will be entitled to receive the cash dividend. The cash dividend will be payable on February 6, 2004.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

            (c)    Exhibits

                    99     Corporation's press release dated December 19, 2003.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2003                                 Provident Financial Holdings, Inc.

                                                                        /s/ Craig G. Blunden
                                                                        Craig G. Blunden
                                                                        President and Chief Executive Officer
                                                                        (Principal Executive Officer)

                                                                        /s/ Donavon P. Ternes
                                                                        Donavon P. Ternes
                                                                        Chief Financial Officer
                                                                        (Principal Financial and Accounting Officer)

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Exhibit 99

Press Release dated December 19, 2003

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Contact:

Donavon P. Ternes, CFO                                             Philip Bourdillon/Eugene Heller
Provident Financial Holdings, Inc.                                 Silverman Heller Associates
909-686-6060                                                             310-208-2550

Provident Financial Holdings, Inc.
Declares Three-for-Two Stock Split and Fifty Percent Increase In Cash Dividend

Riverside, Calif. - Dec. 19, 2003 - Provident Financial Holdings, Inc. (Nasdaq: PROV), the holding company for Provident Savings Bank, F.S.B., announced that the Company's Board of Directors has declared a 3-for-2 split of the Company's outstanding shares of Common Stock which will be in the form of a 50 percent stock dividend. Shareholders of record at the close of business on January 15, 2004 will receive one additional share of Common Stock for every two shares owned on that date. The additional shares will be distributed on February 2, 2004, and cash will be paid in lieu of any fractional shares.

The Company also announced that the Board of Directors declared a quarterly cash dividend of $0.10 per share on the Company's post-split outstanding shares of Common Stock, effectively increasing the cash dividend by fifty percent. Shareholders of record at the close of business on January 20, 2004 will be entitled to receive the cash dividend. The cash dividend will be payable on February 6, 2004.

Provident Financial Holdings, Inc. is the holding company of Provident Savings Bank, F.S.B. (the Bank), a federally chartered savings bank. The Bank is a financial services company committed to serving consumers and small to mid-sized businesses in the Inland Empire region of Southern California. The Bank conducts its business operations as Provident Bank, Provident Bank Mortgage, and through its subsidiary, Provident Financial Corp. Business activities consist of community banking, mortgage banking, investment services and real estate operations. Additional information is available at www.myprovident.com.

Safe-Harbor Statement

Certain matters in this news release related to the timing and completion of a proposed three-for-two split of the Company's common stock constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties as detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

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